EXHIBIT 99.2

Certification by Nick Padgett
pursuant to
18 U.S.C Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. §1350

     Solely for the purposes of complying with 18 U.S.C. [section] 1350, I, the undersigned Chief Financial Officer of Inforte Corp. (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 7, 2003	By:	Inforte Corp. /s/ Nick Padgett Nick Padgett, Chief Financial Officer